Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation

Basis of Preparation
The accompanying consolidated financial statements and notes of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The consolidated financial statements are stated in thousands of U.S. dollars (except share and per share data) unless otherwise indicated. We have reclassified certain prior period amounts to align with the current period presentation. All references to "U.S. dollars," "U.S. dollar," "USD," and "$" refer to the currency of the United States of America. All references to "euro," "EUR," and "€" refer to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty on the Functioning of the European Union, as amended.

Principles of Consolidation
Principles of Consolidation
The consolidated financial statements include the accounts of the Parent, our majority-owned or controlled subsidiaries, and any variable interest entities in which we are the primary beneficiary. Intercompany accounts and transactions have been eliminated in consolidation. Earnings or losses attributable to non-controlling interests in a subsidiary are included in net income (loss) in the consolidated statements of operations.

Investments in which we have the ability to exercise significant influence, but do not control, and with respect to which we are not the primary beneficiary, are accounted for using the equity method of accounting. Investments in which we have no ability to exercise significant influence are accounted for using the cost method of accounting. Equity and cost method investments are included within other non-current assets on the consolidated balance sheets.
Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying disclosures. These estimates and assumptions are based on management’s best judgment.

We evaluate our estimates continuously and base them on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. As future events and their effects cannot be determined with precision, actual results may differ significantly from these estimates.
Revenue Recognition
Revenue Recognition
We account for a contract with a customer when:

i.	we have written approval;

ii.	the contract is committed;

iii.	the rights of the parties, including payment terms, are identified;

iv.	the contract has commercial substance; and

v.	collectability of consideration is probable.

A performance obligation is a promise in a contract with a customer to transfer products or services that are distinct.  If we enter into two or more contracts at or near the same time, the contracts may be combined and accounted for as one contract, in which case we determine whether the services or products in the combined contract are distinct. A service or product that is promised to a customer is distinct if both of the following criteria are met:

•	The customer can benefit from the service or product either on its own or together with other resources that are readily available to the customer; and

•	Our promise to transfer the service or product to the customer is separately identifiable from other promises in the contract.

Revenue is recognized when (or as) control of a promised service or product transfers to a customer, in an amount that reflects the consideration (which represents the transaction price) to which we expect to be entitled in exchange for transferring that service or product. If the consideration promised in a contract includes a variable amount, we estimate the amount to which we expect to be entitled using either the expected value or most likely amount method. Our contracts may include terms that could cause variability in the consideration, including, for example, rebates, volume discounts, service-level penalties, and performance bonuses or other forms of contingent revenue.

Our standard payment terms dictate that payment is due upon receipt of invoice, payable within 30 days. Invoices are generally issued as control transfers and/or as services are rendered. Additionally, in determining the transaction price, we adjust the promised amount of consideration for the effects of the time value of money if the payment terms are not standard and the timing of payments agreed to by the parties to the contract provide the customer or the Company with a significant benefit of financing, in which case the contract contains a significant financing component. Most arrangements that contain a significant financing component include explicit financing terms.

We may include subcontractor services or third-party vendor services or products in certain arrangements. In these arrangements, revenue from sales of third-party vendor services or products are recorded net of costs when we are acting as an agent between the customer and the vendor, and gross when we are the principal for the transaction. To determine whether we are an agent or principal, we consider whether we obtain control of the services or products before they are transferred to the customer. In making this evaluation, several factors are considered, most notably whether we have primary responsibility for fulfillment to the customer, as well as inventory risk and pricing discretion.

Service Revenue
Service revenue is derived from the following sources:

•	Operating and Facilities Management Contracts;

•	Lottery Management Agreements ("LMA");

•	Machine Gaming; and

•	Other Services.

Operating and Facilities Management Contracts
Our revenue from operating contracts, primarily from the Italy segment, is derived from long-term exclusive operating licenses. Under operating contracts, we manage all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance, and supplying materials for the game. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and have the same pattern of transfer (i.e., distinct days of service).

Under operating contracts, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of consideration to which we are typically entitled is variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our performance completed to date. In arrangements where we are performing services on behalf of the government and the government is considered our customer, revenue is recognized net of prize payments, taxes, retailer commissions, and remittances to state authorities. Under operating contracts, we are generally required to pay an upfront license fee. Refer to the Upfront License Fee policy below for further details.

Our revenue from facilities management contracts ("FMC") is generated by assembling, installing, and operating the online lottery system and related point-of-sale equipment. Under a typical FMC, we maintain ownership of the technology and are responsible for capital investments throughout the duration of the contract. FMCs typically include a wide range of support services that are provided throughout the contract and are part of the integrated solution that the customer has contracted to obtain. In most cases, the arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer. Under FMCs, we typically satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. The amount of transaction price to which we are entitled is typically variable based on a percentage of sales. Revenue is typically recognized in the amount that we have the right to invoice the customer, as this corresponds directly with the value to the customer of our completed performance.

Lottery Management Agreements
Our revenue from LMAs is derived from two exclusive contracts within the North America Lottery segment. Similar to operating contracts, under LMAs we manage all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance, and supplying materials for the game. The arrangement is accounted for as a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). In LMAs, we satisfy the performance obligation and recognize revenue over time because the customer simultaneously receives and consumes the benefits provided as we perform the services. These contracts are annual cost reimbursable contracts with incentives based on the achievement of contractual metrics. Annually, we estimate the amount of incentive to which we expect to be entitled and recognize the incentive and gross revenues on costs incurred as we perform the service. Changes in the annual estimated incentive are made cumulatively each reporting period. Under LMAs, we can be required to pay an upfront license fee. Refer to the Upfront License Fee policy below for further details.

Machine Gaming
Our revenue from machine gaming services is generated by providing customers with proprietary land-based gaming systems and equipment under a variety of recurring revenue arrangements, including a percentage of amounts wagered, a percentage of net win, or a fixed daily/monthly fee.

Included in machine gaming services are wide area progressive ("WAP") systems. WAP systems consist of linked slot machines located in multiple casino properties, connected to a central computer system. WAP systems include a Company-sponsored progressive jackpot that increases with every wager until a player wins the top award combination. Casinos with WAP machines pay a percentage of amounts wagered for services related to the design, assembly, installation, operation, maintenance, and marketing of the WAP systems, as well as funding and administration of Company-sponsored progressive jackpots. A portion of the total fee collected is allocated to the WAP jackpot. Since the jackpot is a payment to the customer, the portion allocated to the jackpot is classified as a reduction of revenue.

In some arrangements, there is a single performance obligation composed of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). The amount of transaction price to which we are entitled typically is variable based on a percentage of wagers. This results in revenue recognition that corresponds with the value to the customer for the services transferred in the amount that we have the right to invoice. In other arrangements where the end customer is the player, we record revenue net of prize payouts once the wagering outcome has been determined.

Other Services
We also generate revenue from other services, including sports betting and commercial services.

We provide sports betting technology to lotteries and commercial operators in regulated markets, primarily in Italy and other countries in Europe as well as in the U.S. We currently offer two types of sports betting services: fixed odds contracts and sports pools arrangements.

In fixed odds contracts, we establish and assume the risks related to the odds. The potential payout is fixed at the time bets are placed and we bear the risk of odds setting. We are responsible for collecting the wagers, paying prizes, and paying fees to retailers. We retain the remaining amounts as profits. Under these contracts, we record revenue net of prize payouts, once the wagering outcome has been determined.

Our revenue from sports pools arrangements is derived from the management of sports pools where the prizes are divided among those players who select the correct outcome. There are no odds involved in sports pools and each winner’s payoff depends on the number of players and the size of the pool. Under sports pools arrangements, we collect the wagers, pay prizes, pay a percentage fee to retailers, withhold our fee, and remit the balance to the respective regulatory agency. We assume no risk associated with sports pool wagering. We record revenue net of prize payouts, retailer commissions, and remittances to state authorities once the event occurs.

We also develop technology to enable lotteries to offer commercial services over their existing lottery infrastructure or over standalone networks separate from the lottery. Leveraging our distribution network and secure transaction processing, we offer high-volume processing of commercial transactions including: prepaid cellular telephone recharges, bill payments, e-vouchers and retail-based programs, electronic tax payments, stamp duty services, prepaid card recharges, and money transfers. These services are primarily offered outside of North America. In most cases, these arrangements are considered to be short in duration. The amount of transaction price that we are typically entitled to is variable based on the number of transactions processed. Revenue is typically recognized in the amount that we have the right to invoice the customer as this corresponds directly with the value to the customer of our completed performance.

Our contracts generally include other services, including telephone support, software maintenance, content licensing, hardware maintenance, and the right to receive unspecified upgrades or enhancements on a when-and-if-available basis, and other professional services. Fees earned for other services are generally recognized as service revenue in the period the service is performed (i.e., over the support period).

Product Sales
Product sales are derived from the following sources:

•	Lottery and gaming machines, including game content; and

•	Lottery and gaming systems and other.

Lottery and Gaming Machines, including Game Content
Our revenue from the sale of lottery and gaming machines includes game content, non-machine gaming services related equipment, licensing and royalty fees, and component parts (including game themes and electronics conversion kits). Our credit terms are predominantly short-term in nature. We also grant extended payment terms under contracts where the sale is typically secured by the related equipment sold. Revenue from the sale of lottery and gaming machines is recognized based upon the contractual terms of each arrangement, but predominantly upon transfer of physical possession of the goods or the lapse of customer acceptance provisions. If the sale of lottery and gaming machines includes multiple performance obligations, these arrangements are accounted for under arrangements with multiple performance obligations, discussed below.

Lottery and Gaming Systems and Other
Our revenue from the sale of lottery systems and gaming systems typically includes multiple performance obligations, where we assemble, sell, deliver, and install a turnkey system (inclusive of point-of-sale terminals, if applicable) or deliver equipment and license the computer software for a fixed price, and the customer subsequently operates the system. These arrangements generally include customer acceptance provisions and general rights to terminate the contract if we are in breach of the contract or at the convenience of the customer. Such arrangements include hardware, software, and professional services. In these arrangements, the performance obligation is satisfied over time if the customer controls the asset as it is created (i.e., when the asset is built at the customer site) or if our performance does not create an asset with an alternative use and we have an enforceable right to payment plus a reasonable profit for performance completed to date. If revenue is not recognized over time, it is recognized based upon the contractual terms of each arrangement, but predominantly upon transfer of physical possession of the goods or the satisfaction of customer acceptance provisions. Our other product sales are primarily derived from the production and sales of instant ticket games under multi-year contracts. In these arrangements, the performance obligation is generally satisfied at a point in time (i.e., upon transfer of control of the game tickets to the customer) based on the contractual terms of each arrangement.

Arrangements with Multiple Performance Obligations
We often enter into contracts that consist of a combination of services and products based on the needs of our customers, which may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These contracts consist of multiple services and products, whereby the hardware and software may be delivered in one period and the software support and hardware maintenance services are delivered over time.

To the extent that a service or product in an arrangement with multiple performance obligations is subject to other specific accounting guidance, that service or product is accounted for in accordance with such specific guidance.

For all other distinct services and products in these arrangements, the arrangement transaction price is allocated to each performance obligation on a relative standalone selling price basis or another method that depicts the amount of consideration to which we expect to be entitled in exchange for transferring the promised services or products. If the services and products are not distinct, we determine an appropriate measure of progress based on the nature of our overall promise for the single performance obligation.

To the extent we grant the customer the option to acquire additional services or products in one of these arrangements, we account for the option as a distinct performance obligation in the contract only if the option provides a material right to the customer that it would not receive without entering into the contract (i.e., a significant discount incremental to the range of discounts typically given for the service or product), in which case the customer in effect pays in advance for the option to purchase future services or products. We allocate a portion of the transaction price to the material right and recognize revenue when those future services or products are transferred or when the option expires.

Standalone Selling Price
We allocate the transaction price to each performance obligation on a relative standalone selling price ("SSP") basis. The SSP is the price at which we would sell a promised service or product separately to a customer. In some instances, we are able to establish SSP based on the observable prices of services or products sold separately in comparable circumstances to a similar customer. We typically establish an SSP range for our services and products that are reassessed on a periodic basis or when facts and circumstances change.

In other instances, we may not be able to establish an SSP range based on observable prices, and we estimate the SSP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives, and pricing practices. Estimating SSP is a formal process that includes review and approval by management.

Contract Costs
Certain eligible, non-recurring costs incurred in the initial phases of service contracts are deferred and amortized ratably over the expected period of benefit, which includes anticipated contract renewals or extensions. Recurring operating costs in these contracts are recognized as incurred.

Practical Expedients and Exemptions
We report revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions.

We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded within selling, general and administrative expenses in our consolidated statements of operations. For certain of our long-term contracts, we capitalize and amortize incremental costs of obtaining a contract (e.g., sales commissions) on a straight-line basis over the expected customer relationship period if we expect to recover those costs.

We do not account for significant financing components if the period between when we transfer the promised service or product to the customer and when the customer pays for that service or product will be one year or less.

We do not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less, (ii) performance obligations for which we recognize revenue at the amount that we have the right to invoice for services performed, (iii) contracts for which variable consideration is accounted for in accordance with sales-based or usage-based royalty guidance, and (iv) wholly unperformed contracts.

Contract Assets and Liabilities
Contract assets arise from contracts when revenue is recognized over time and the amount of revenue recognized exceeds the amount billed to the customer. These amounts are included in contract assets until the right to payment is no longer conditional on events other than the passage of time. Contract liabilities include deferred revenue, advance payments, and billings in excess of revenue recognized.

Prior Accounting Standards
Prior to January 1, 2018, the Company recognized revenue under Accounting Standards Codification ("ASC") 605, Revenue Recognition ("ASC 605") and ASC 985, Software ("ASC 985"). Our accounting policies under Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASC 606"), are materially similar to our prior accounting policies with the following differences:

•
The Company recognized revenue when persuasive evidence of an arrangement existed, delivery had occurred, the sales price was fixed and determinable and collectability was reasonably assured (or probable under ASC 985, Software);

•
The Company allocated the transaction price based on the relative selling price for each element determined using vendor-specific objective evidence (“VSOE”), if available, third-party evidence (“TPE”) or best estimate of selling price if neither VSOE nor TPE were available. The Company’s process for determining relative selling price was materially the same as its current allocation of the transaction price to each performance obligation; and

•	Jackpot expense for our WAP services were recognized as a cost of service, whereas similar payments under ASC 606 are recognized as a reduction of revenue.

Stock-Based Compensation
Stock-Based Compensation
Stock-based compensation represents the cost related to stock-based awards granted to directors and employees. Stock-based compensation cost is measured at the grant date or modification date, based on the estimated fair value of the award and recognized as expense, net of estimated forfeitures, over the vesting period. For awards subject to graded vesting that contain only a service vesting condition, compensation cost is recognized on a straight-line basis over the entire award service period. For awards subject to graded vesting with a performance condition, when achievement of the performance condition is deemed probable, compensation cost is recognized by way of an accelerated attribution method over the awards’ expected vesting periods.
Advertising	Advertising Advertising costs are expensed as incurred.
Research and Development Costs
Research and Development Costs
Research and development costs ("R&D"), which include salaries and benefits, stock-based compensation, consultants' fees, facilities-related costs, material costs, depreciation and travel, are expensed as incurred.
Cash and Cash Equivalents
Cash and Cash Equivalents
Cash and cash equivalents consist primarily of highly liquid investments purchased with an original maturity of three months or less at the date of acquisition, such as bank deposits, money market funds, and interest bearing bank accounts with insignificant interest rate risk. The fair value of cash and cash equivalents approximates the carrying amount.

Restricted Cash and Cash Equivalents
Restricted Cash and Cash Equivalents
We are required by gaming regulation to maintain sufficient reserves in restricted cash accounts to be used for the purpose of funding payments to WAP jackpot winners. These restricted cash balances are based primarily on the jackpot meters displayed to slot players, or for previously won jackpots, and vary by jurisdiction. Under our Italian Lotto contract, we deposit wagers, net of prizes paid and retailer commissions retained by the retailer at point of sale, into bank accounts, the use of which is restricted based on the contract with our customer. Restricted cash is also maintained for interactive digital player deposits, collections on factored and serviced receivables not yet paid through to the third-party owner, and for customer funds received in relation to the provision of our commercial services. These amounts are restricted based on the contracts with our customers or local regulations.

Restricted cash equivalents are primarily composed of publicly-traded foreign government and corporate bonds and mutual funds, and are valued using quoted market prices.
Allowance for Credit Losses
Allowance for Credit Losses
We maintain an allowance for credit losses for the estimated probable losses on uncollectible trade and customer financing receivables. The allowance is estimated based upon the credit-worthiness of our customers, historical experience, and aging analysis, as well as current market and economic conditions. Receivables are written off against these allowances in the period they are determined to be uncollectible.

We determine our allowances for credit losses on customer financing receivables based on two classes: contracts and notes. Contracts include extended payment terms granted to qualifying customers for periods from one to six years and are typically secured by the related products sold. Notes consist of development financing loans granted to select customers to assist in the funding of new or expanding gaming facilities, generally under terms of one to seven years, and are secured by the developed property and/or other customer assets. Customer financing interest income is recognized based on market rates prevailing at issuance.

Inventories	Inventories Inventories are stated at the lower of cost (applying the first in, first out method) and net realizable value. Allowances are made for defective, obsolete, or excess inventory.
Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net
Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net
We have two categories of fixed assets: systems, equipment and other assets related to contracts ("Systems & Equipment"); and property, plant and equipment ("PPE").

Systems & Equipment are assets that primarily support our operating contracts, FMCs, and WAP systems (collectively, the "Contracts") and are principally composed of lottery and gaming assets. PPE are assets we use internally, not associated with Contracts, primarily related to production and assembly, selling, general and administration, and R&D.

Systems & Equipment and PPE are stated at cost, net of accumulated depreciation and accumulated impairment loss, if any. Depreciation commences when the asset is placed in service and is recognized on a straight-line basis over the estimated useful lives of the assets. Repair and maintenance costs are expensed as incurred, whereas major improvements that increase asset values and extend useful lives are capitalized.

The estimated useful lives for Systems & Equipment depends on the type of asset. Lottery assets (such as terminals, mainframe computers, communications equipment, and software development costs) have estimated useful lives that generally do not exceed 10 years and commercial gaming machines have estimated useful lives of three to five years.

The estimated useful lives for PPE is 40 years for buildings and five to 10 years for furniture and equipment. Leasehold improvements are amortized over the shorter of the lease term or estimated useful life.

Systems & Equipment and PPE are tested for impairment whenever events or changes in circumstances indicate the carrying amount of those assets may not be recoverable. An impairment loss is recognized only if the carrying amount is not recoverable and exceeds its fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted forecasted cash flows resulting from the use and eventual disposition of such asset. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value.

Goodwill
Goodwill
The assets and liabilities of acquired businesses are recorded under the acquisition method of accounting at their estimated fair values at the date of acquisition. Goodwill represents costs in excess of fair values assigned to the underlying identifiable net assets of acquired businesses, and is stated at cost less accumulated impairment losses.

Goodwill has been allocated to and is tested for impairment at the reporting unit level, which is the same level as our operating segment. We assess our reporting units annually and have identified the following four reporting units at December 31, 2019: North America Gaming and Interactive, North America Lottery, International, and Italy.

Goodwill is tested for impairment annually, in the fourth quarter, or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. We either first perform a qualitative assessment to determine whether it is more likely than not that the fair value of goodwill is less than its carrying amount and whether the quantitative analysis is necessary, or elect to perform a quantitative one-step process. The goodwill impairment test compares the fair value of a reporting unit with its carrying amount and an impairment loss is recognized for the amount by which the carrying amount exceeds the reporting unit's fair value. In performing the goodwill impairment test, we estimate the fair value of the reporting units using an income approach based on projected discounted cash flows.

Other Intangible Assets
Other Intangible Assets
Other intangible assets, which include indefinite-lived and definite-lived intangible assets, are stated at cost, less accumulated amortization and accumulated impairment losses.

Indefinite-lived intangible assets are composed of trademarks for which there is no foreseeable limit of the period over which they are expected to generate net cash inflows. Definite-lived intangible assets, which are primarily composed of customer relationships and computer software and game library, are capitalized and amortized on a straight-line basis over their estimated economic lives. Amortization of software-related intangibles is included in cost of services and cost of product sales and amortization of other intangible assets is included in selling, general and administrative expenses in the consolidated statement of operations.

The estimated economic lives of our definite-lived intangible assets are as follows:

Category	Estimated economic life
Sports betting rights	7 years
Computer software and game library	3 - 14 years
Licenses	3 - 15 years
Customer relationships	3 - 20 years
Developed technologies	5 - 14 years
Trademarks	6 - 20 years
Other	4 - 17 years

Indefinite-lived intangible assets other than goodwill are tested for impairment annually, in the fourth quarter, or whenever events or changes in circumstances indicate the carrying amount may not be recoverable. We first perform a qualitative assessment to determine whether it is more likely than not that the fair value of indefinite-lived intangible assets are less than their carrying amount and whether the quantitative analysis is necessary. The quantitative analysis compares the fair value of indefinite-lived intangible assets to their carrying amount and an impairment loss is recognized when the carrying amount exceeds the fair value.
Capitalized Software Development Costs
Capitalized Software Development Costs
Costs incurred in the development of our externally-sold software products are expensed as incurred, except certain software development costs eligible for capitalization. Software development costs incurred subsequent to establishing technological feasibility and through the general release of the software products are capitalized. Capitalized costs are amortized over the products’ estimated economic life to cost of product sales in the consolidated statement of operations.

Capitalized Software Development Costs
Costs incurred during the application development phase of software for services provided to customers are capitalized as internal-use software and amortized over the useful life to cost of services. Costs incurred during the application of software for internal use are capitalized and amortized over the useful life to selling, general and administrative expenses in the consolidated statement of operations.

Upfront License Fees
Upfront License Fees
We periodically make long-term investments in contracts with customers and obtain licenses to supply products and services to the customers. As consideration, we pay license fees, which are classified as other non-current assets in the consolidated balance sheets. We recognize the amortization of the license fees as a reduction of service revenue over the estimated economic life of the license term. This method reflects the pattern in which economic benefits are expected to be realized. The recoverability of each payment is subject to significant estimates about future revenues related to the contracts' future cash flows. We evaluate these assets for impairment and update amortization rates on an agreement by agreement basis. The assets are reviewed for impairment whenever events or changes in circumstances indicate their carrying amount may not be recoverable. In periods in which payments are made to the customer, we classify the payment as a cash outflow from operating activities in the consolidated statements of cash flows.

Jackpot Accounting
Jackpot Accounting
We incur costs to fund jackpots and accrue jackpot liabilities with every wager on devices connected to a WAP system. Jackpot liabilities are estimated based on the size of the jackpot, the number of WAP units in service, variations and volume of play, and interest rate movements. Jackpots are generally payable to winners immediately, in the case of instant wins, or in equal annual installments over 20 to 26 years. Winners may elect to receive a lump sum payment for the present value of the jackpot discounted at applicable interest rates in lieu of periodic annual installments.

Jackpot liabilities are composed of payments due to previous winners, and amounts due to future winners of jackpots not yet won. Liabilities due to previous winners for periodic payments are carried at the accreted cost of a qualifying U.S. government or agency annuity investment that may be purchased at the time of the jackpot win. If the periodic liability is not initially funded with an annuity investment, it is discounted and accreted using the risk-free rate at the time of the jackpot win.

Liabilities due to future winners are recorded at the present value of the estimated amount of jackpots not yet won. We estimate the present value of these liabilities using current market rates, weighted with historical lump sum payout election ratios. Based on the most recent historical patterns, approximately 85% of winners will elect the lump sum payment option. The current portion of these liabilities are estimated based on historical experience with winner payment elections, in conjunction with the theoretical projected number of jackpots.

Legal and Other Contingencies
Legal and Other Contingencies
Loss contingency provisions arising from a legal proceeding or claim are recorded for probable and estimable losses at the best estimate of a loss, or when a best estimate cannot be made, at the minimum estimated loss, the determination of which requires significant judgment. If it is reasonably possible but not probable that a liability has been incurred, or if the amount of a probable loss cannot be reasonably estimated, the amount or range of estimated loss is disclosed, if material. We evaluate our provisions for legal contingencies at least quarterly and, as appropriate, establish new provisions or adjust existing provisions to reflect the facts and circumstances known to us at the time, including information regarding negotiations, settlements, rulings, and other relevant events and developments; the advice of counsel; and the assumptions and judgment of management. Legal costs are expensed as incurred.

Fair Value Measurements
Fair Value Measurements
We account for certain financial assets and liabilities at fair value. Financial assets and liabilities are categorized, based on the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to the use of observable inputs and the lowest priority to the use of unobservable inputs. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement. These levels are as follows:

•	Level 1 - inputs are based upon unadjusted quoted prices for identical instruments in active markets.

•
Level 2 - inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the instruments.

•
Level 3 - inputs are unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability.
Derivative Financial Instruments
Derivative Financial Instruments
We use derivative financial instruments for the management of foreign currency risks and interest rate risks. We do not enter into derivatives for speculative purposes. Derivatives are recognized as either assets or liabilities in the consolidated balance sheet at fair value. All derivatives are recorded gross, except netting of foreign exchange contracts and counterparty netting of interest receivable and payable related to interest rate swaps, as applicable. The accounting for changes in the fair value of a derivative depends on the nature of the hedge and the hedge effectiveness. Derivative gains and losses are reported in the consolidated statements of cash flows consistent with the classification of the cash flows from the underlying hedged items.

For derivative instruments designated as cash flow hedges, gains and losses are recorded in other comprehensive income (loss) and are subsequently reclassified when the hedged item affects earnings. At that time, the amount is reclassified from other comprehensive income (loss) to the same income statement line as the earnings effect of the hedged item.

For derivative instruments designated as fair value hedges, changes in fair value are recorded in interest income (expense) and are offset by changes in the fair value of the underlying debt instrument due to changes in the benchmark interest rate.

For derivative instruments designated as net investment hedges, the spot portion of the derivative gain or loss is reported in foreign currency translation within other comprehensive income (loss) to offset any gains or losses on translation of the net investment in the subsidiary. All other components of the derivative fair value will be reported in income, as either interest income or interest expense, on an amortized basis.

Derivative instruments not designated as hedges are recognized in the consolidated balance sheet at fair value with the changes in fair value recorded in foreign exchange gain (loss), net in the consolidated statements of operations.

Leases
Leases
We determine whether a contract is or contains a lease at inception. As a lessee, we recognize right-of-use ("ROU") assets and lease liabilities on the lease commencement date based on the present value of lease payments over the lease term. ROU assets also include any upfront lease payments or initial direct costs and are adjusted for lease incentives received.

We consider renewal and termination options, including whether they are reasonably certain to be exercised, in determining the lease term and establishing the ROU assets and lease liabilities. ROU assets and lease liabilities are calculated using our incremental borrowing rate, which is based on the lease currency and length of the lease, unless the implicit rate is determinable.

Most of our lease contracts contain both lease and non-lease components. As a lessee, we combine lease and non-lease components into a single lease component for all classes of underlying assets except certain communication equipment. For certain communication equipment, we allocate the consideration between lease and non-lease components based on relative standalone price. Lease expense is recognized on a straight-line basis over the lease term.

Variable lease payments are generally expensed as incurred except for certain rent payments that depend on an index, which are included in lease payments using the index rate in effect as of the lease commencement date.

Short-term leases, which are leases with an initial term of 12 months or less with no purchase options that are reasonably certain of exercise, are not recognized on the balance sheet. The rental payments are recognized as lease expense on a straight-line basis over the lease term.

Certain of our lottery and commercial gaming arrangements include leases for equipment installed at customer locations as part of our long-term service contracts. As the lessor, we combine lease and non-lease components for all classes of underlying assets in arrangements that involve operating leases. Within operating leases, the single combined component is accounted for under ASC 842, Leases, or ASC 606, depending on which component is the predominant component in the arrangement. If a component cannot be combined, the consideration is allocated between the lease component and the non-lease component based on relative standalone selling price.

Income Taxes
Income Taxes
Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their reported amounts using the enacted tax rates in effect for the year in which the differences are expected to reverse. Tax credits are generally recognized as reductions of income tax provisions in the year in which the credits arise. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enacted or substantively enacted date.

Accounting for uncertainty in income taxes recognized in the consolidated financial statements is in accordance with accounting authoritative guidance, which prescribes a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination. If the tax position is deemed "more likely than not" to be sustained, the tax position is then assessed to determine the amount of the benefit to recognize in the consolidated financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

We recognize interest and penalties related to unrecognized tax benefits on the provision for taxes line of the consolidated statement of operations. Accrued interest and penalties are included on the related tax liability line in the consolidated balance sheets.

We use the period cost method for global intangible low-taxed income ("GILTI") provisions and therefore have not recorded deferred taxes for basis differences expected to reverse in future periods.

Foreign Currency Translation
Foreign Currency Translation
The financial statements of subsidiaries located outside of the United States with functional currencies other than the U.S. dollar are translated into U.S. dollars, with the resulting translation adjustments recorded as a component of accumulated other comprehensive income ("AOCI") within shareholders’ equity. Assets and liabilities are translated into U.S. dollars using the exchange rates in effect at the balance sheet date, while income and expense items are translated using the average exchange rates during the period.
New Accounting Standards - Recently Adopted and Not Yet Adopted
New Accounting Standards - Recently Adopted
In February 2016, the Financial Accounting Standards Board ("FASB") issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02") to increase transparency and comparability among organizations by recognizing lease assets and liabilities on the balance sheet and disclosing key information about leasing arrangements. In 2017, 2018, and 2019, the FASB amended ASU 2016-02. We adopted ASU 2016-02 and subsequent amendments (collectively "ASC 842") as of January 1, 2019.

We used the optional transition method which resulted in a cumulative effect adjustment to retained earnings on January 1, 2019. We elected to apply the package of practical expedients and to use hindsight in determining the lease term and assessing impairment. Our election of the hindsight practical expedient resulted in longer lease terms for certain existing leases.

The adoption of the new standard resulted in the recognition of ROU assets and lease liabilities of $419.5 million and $445.2 million, respectively. The adoption did not materially impact our consolidated statements of operations, comprehensive income, or cash flows.

While lessor accounting is largely unchanged under ASC 842, certain of our lottery and gaming arrangements include implicitly or explicitly identified equipment installed at customer locations. In these arrangements, we are typically compensated based on a percentage of sales or other forms of variable payment. Under ASC 842, we expect most of the arrangements to include leases that will be classified as operating leases; however, certain of these leases could be classified as sales-type financing leases either at inception or upon modification of existing contracts in future periods. After electing the practical expedient to combine lease and non-lease components as the lessor for an operating lease, these contracts will fall under the revenue guidance when the predominant component of these arrangements is non-lease components.

New Accounting Standards - Not Yet Adopted
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) - Simplifying the Accounting for Income Taxes ("ASU 2019-12"). This update provides, among other things, simplifications for accounting for income taxes by removing certain exceptions. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years, with early adoption permitted. We will adopt ASU 2019-12 upon the effective date and do not expect it to have a material impact upon adoption.

In April 2019, the FASB issued ASU No. 2019-04, Codification improvements to Topic 326, Financial instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments (“ASU 2019-04”). This update clarifies certain aspects of accounting for credit losses, hedging activities, and financial instruments (addressed by ASUs 2016-13, 2017-12, and 2016-01 respectively). The amendments related to ASU 2016-13 and ASU 2016-01 are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with early adoption permitted. The amendments related to ASU 2017-12 are effective January 1, 2020, with early adoption permitted. We will adopt ASU 2019-04 upon the effective date and do not expect it to have a material impact upon adoption.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"), which provides guidance around disclosure requirements for fair value measurement of investments. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years, with early adoption permitted. We will adopt ASU 2018-13 upon the effective date and do not expect it to have an impact upon adoption.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments ("ASU 2016-13") and subsequent amendments, which replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For trade and other receivables, and loans and other financial instruments, we will be required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses which reflects losses that are probable. Additionally, the guidance permits irrevocable election of the fair value option on an instrument-by-instrument basis for certain financial assets previously measured at amortized cost. ASU 2016-13 and subsequent amendments are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with early adoption permitted beginning January 1, 2018. Application of ASU 2016-13 and subsequent amendments is through a cumulative-effect adjustment to retained earnings as of the effective date. We will adopt ASU 2016-13 upon the effective date and do not expect it to have a material impact upon adoption.

We do not currently expect that any other recently issued accounting guidance will have a significant effect on the consolidated financial statements.